Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
iM DBi Managed Futures Strategy ETF (DBMF)
iM DBi Hedge Strategy ETF (DBEH),
each a series of Manager Directed Portfolios (the “Trust”)
Supplement dated June 10, 2021 to each Fund’s Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”), each dated April 30, 2021
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
On June 2, 2021, the Board of Trustees of the Trust approved the reorganization of each of the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF (each, a “Target Fund,” and together, the “Target Funds”) into the iM DBi Managed Futures Strategy ETF and the iM DBi Hedge Strategy ETF (each, an “Acquiring Fund,” and together, the “Acquiring Funds”), each a newly-created series of Litman Gregory Funds Trust. The reorganizations are subject to certain conditions including approval by shareholders of the Target Funds. Each Acquiring Fund will have an investment objective and principal investment strategies and limitations that are substantially similar to the investment objective, strategies and limitations of each respective Target Fund.
The Target Funds’ investment adviser, iM Global Partner US LLC (“iM Global”), proposed the reorganizations because iM Global believes that each Target Fund and its shareholders would benefit by becoming series of Litman Gregory Funds Trust following the recent acquisition of the parent company of Litman Gregory Fund Advisors, LLC (“LGFA”) by iM Global. The reorganizations were proposed due to the increased distribution opportunities and enhanced capabilities that will be available to the Target Funds from the combined advisory entities.
After the closing of each reorganization, which is subject to approval by the shareholders of the applicable Target Fund, LGFA will serve as the investment adviser to the Acquiring Funds. Dynamic Beta investments LLC, the sub-adviser to each Target Fund, will continue to serve as the sub-adviser to each Acquiring Fund after the closing of each reorganization.
Under the terms of the agreement and plan of reorganization approved by the Board, each Target Fund will transfer all of its assets and liabilities to the respective Acquiring Fund in return for shares of the Acquiring Fund, as follows:

If you own shares of the Target Fund listed below	You will receive shares of the Acquiring Fund listed below
iM DBi Managed Futures Strategy ETF	iM DBi Managed Futures Strategy ETF
iM DBi Hedge Strategy ETF	iM DBi Hedge Strategy ETF
The reorganizations will not affect the value of your account in a Target Fund at the time of the reorganization. Each reorganization is expected to be treated as a tax-free reorganization for U.S. federal tax purposes.
A shareholder meeting for the purpose of voting on the agreement and plan of reorganization is scheduled to be held in September 2021. Assuming shareholders approve each reorganization, the closing of the reorganizations is expected to occur in September 2021. Shareholders of record will receive a combined prospectus/proxy statement prior to the meeting, which will provide further details about the Acquiring Funds, the meeting, and the reorganizations.
Please retain this supplement for future reference.